                                                                   Exhibit 10.63

                                    CONSULTATION AGREEMENT
                                    ----------------------

This agreement dated July 8, 2003 is made between Atari, Inc. ("Company"), a Delaware corporation with its principal place of business at 417 Fifth Avenue, New York, NY 10016, and Ann Kronen ("Consultant"), an individual residing at 19154 Pacific Coast Highway, Malibu, CA. 90265.

1.   Consultation Services
     ---------------------

     Company hereby engages Consultant, and Consultant accepts such engagement, to provide services ("Services") in accordance with the terms and conditions set forth in this agreement. Specifically, Contractor shall provide creative and editorial direction for the projects and game development undertaken by Company as reasonably requested by the Chairman of Company.

2.   Term of Agreement
     -----------------

     The term ("Term") of this Agreement will begin on July 1, 2003 and will remain in effect until December 31, 2003, unless earlier terminated by either party upon thirty (30) days' written notice to the other party. The parties shall negotiate in good faith for a possible extension of the Term of this Agreement, it being understood and agreed that neither party will be obligated to so extend the Term. If the contract is not to be renewed at the desire of either party, then at least 30 days notice, prior to the end of the contract, should be provided to the other party.

3.   Location of Services
     --------------------

     Consultant will perform Services at the Company's various office locations and/or at other locations as Company's may reasonably request.

4.   Compensation and Expenses
     -------------------------

     (a) In consideration of Consultant's Services hereunder, during the Term, Company shall pay Consultant the sum of Ten Thousand Eight Hundred Thirty-Three Dollars and Thirty-Three Cents ($10,833.33) per month, payable on the last day of each month in which Services are rendered (and prorated as necessary for incomplete months).

     (b) In addition, during the Term, Company shall pay Contractor an expense allowance of One Thousand Dollars ($1,000) per month, and shall pay directly or reimburse Consultant for, the cost of her reasonable and pre-approved (by the Chairman of Company) air travel, hotel stays and any other items of expense incurred in connection with her Services hereunder.

     (c) The parties shall negotiate in good faith whether, and in what amount, Company shall pay a bonus to Consultant hereunder, it being understood and agreed that this clause shall not be deemed to obligate Company to establish any bonus pay for Consultant nor to agree to pay a bonus.

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5.   Independent Contractor
     ----------------------

     Company and Consultant agree that Consultant will act as an independent contractor in the performance of her duties under this Agreement. Nothing in this Agreement shall be construed to constitute Consultant as Company's partner, employee or agent, nor shall either party have authority to bind the other in any respect, it being intended that Contractor shall remain an independent contractor solely responsible for her own actions. Accordingly, Consultant shall be responsible for payment of all taxes, including but not limited to United States Federal, State and local taxes, arising out of Consultant's activities in accordance with this Agreement. Company will not make disability insurance contributions on behalf of Consultant, or obtain workers' compensation insurance on behalf of Consultant.

6.   Assignment and Restrictions
     ---------------------------

     Neither this Agreement nor any duties or obligations under this Agreement may be assigned or delegated by Consultant. During the Term of this Agreement, Contractor may not represent any other organizations whose interests may be in conflict or competition with those of Company without the express written consent of the Company.

7.   Notices
     -------

     Except as otherwise provided herein, all notices under this Agreement shall be in writing and shall be given by courier or by registered or certified mail at the appropriate address shown above or at a substitute address designated by notice by the party concerned. Each notice to Company shall be addressed to the attention of Bruno Bonnell, Chairman, with a copy to Lisa Rothblum, Senior Vice President and General Counsel. Notices shall be deemed given when mailed, except that notice of change of address shall be effective only from the date of its receipt.

8.   Intellectual Property Rights
     ----------------------------

     Atari shall have full and exclusive rights in and to, ownership of and title to all data, drawings, designs, analyses, graphs, reports, products, physical property, computer programs, software code, and all inventions, discoveries and improvements or other items or concepts, whether patentable or not, which are conceived or reduced to practice during the Term and arising out of or related to the Services performed hereunder, whether or not completed during the Term. Consultant agrees to make full and prompt disclosure and delivery to Company of all such items and, to the extent that Consultant may be so requested by Company, Consultant shall promptly execute and deliver to Company assignments of rights to such items in a form satisfactory to Company. Consultant also agrees to cooperate fully with Company with respect to the preparation, prosecution, procurement, issuance, maintenance, enforcement and defense of patents and/or copyrights worldwide or applications therefor.

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9.   Miscellaneous
     -------------

     (a) Each party hereto, by its signature below, warrants and represents for itself that it has the full right, power and authority to enter into this Agreement.

     (b) Consultant acknowledges that in the course of rendering Services to Company hereunder, she will have access to, and/or shall learn about and/or receive information relating to Company's business, some of which shall constitute Company's proprietary and/or trade secret information. All such information shall be and remain Company's property and Consultant shall at all times maintain the confidentiality of, and act with due care and protection of, such property.

      (c) This Agreement constitutes the full agreement between Company and Consultant, and no other additional promises, representations, guarantees or agreements of any kind shall be valid unless in writing and signed by both parties. Without limiting the generality of the foregoing, the parties hereto acknowledge and agree that this agreement replaces and supercedes the agreement (the "Other Agreement") dated as of July 29, 2002, between Company and Contractor, which Other Agreement has expired and is of no further force and effect.

     (d) THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCLUDING ITS CONFLICT OF LAW RULES. THE VENUE FOR ANY JUDICIAL PROCEEDING BETWEEN CONSULTANT AND COMPANY WILL EXCLUSIVELY BE IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK. CONSULTANT HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN CONNECTION WITH ANY SUCH ACTION(S). CONSULTANT HEREBY AGREES TO ACCEPT SERVICE OF PROCESS PURSUANT TO THE NOTICE PROVISIONS HEREUNDER AND WAIVES ANY AND ALL OBJECTIONS TO VENUE, JURISDICTION OR METHOD OF SERVICE OF PROCESS. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY FOR LITIGATION ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

In witness of the foregoing, the parties have caused this agreement to be signed as of the date first written above.

ATARI, INC.

                                                By: /s/ Harry Z. Glantz
/s/ Ann E. Kronen                                  ----------------------------
------------------------
Ann Kronen                                      Its: Sr. V.P., Human Resources
                                                   ----------------------------
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                               [ATARI LETTERHEAD]


December 15, 2003

Ann Kronen
19154 Pacific Coast Highway
Malibu, CA. 90265

              RE:  Consultant Agreement

Dear Ann:

Reference is made to the Consultant Agreement between Atari, Inc. ("Atari") and you dated July 8, 2003. This letter, when fully executed by Atari and you, shall constitute the further agreement between the parties to extend the Term of the Consultant Agreement through and including June 30, 2004, instead of December 31, 2003, under the same terms and conditions as set forth in the Consultant Agreement, it being expressly understood and agreed that except as expressly set forth herein, the Consultant Agreement is and shall remain in full force and effect without limitation or exception.

If the foregoing is acceptable to you, please so indicate by signing the enclosed copy of this letter agreement and returning it to the undersigned.

                                    Very truly yours,

                                    ATARI, INC.



                                    By: /s/ Harry Z. Glantz
                                       --------------------------------------
                                       Harry Z. Glantz
                                       Senior Vice President, Human Resources


Accepted by:


/s/ Ann Kronen                          12/16/03
------------------------------------------------
Ann Kronen                                  Date